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                                                                   Exhibit 99.02

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18 United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Heidrick & Struggles International, Inc., a Delaware corporation (the "Company"), does hereby certify that:

     The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13
(a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated  March 21, 2003                         /s/ Kevin J. Smith
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                                              Chief Financial Officer